UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 22, 2023 (March 17, 2023)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Altice USA, Inc. (the “Company”) implemented a new long-term incentive program (the “2023 LTIP”) pursuant to the Altice USA Amended and Restated 2017 Long Term Incentive Plan, as amended (the “Plan”), that included as participants the Company’s Chief Financial Officer (Marc Sirota), Executive Vice President, General Counsel and Secretary (Michael Olsen) and Executive Vice President, Human Resources (Colleen Schmidt). The 2023 LTIP includes two components: (1) restricted stock units (“RSUs”) with respect to shares of the Company’s Class A common stock (“Shares”) and (2) cash performance awards (“CPAs”), which are cash-denominated awards that may be settled on the vesting date in cash or Shares, as determined in the Committee’s discretion. The RSUs will vest in equal installments on each of March 1, 2024, 2025 and 2026, provided that the recipient continues to provide services to the Company through the applicable vesting date. The CPAs will vest, if at all, based on the Company’s achievement of revenue and adjusted EBITDA targets during the performance period from January 1, 2023 through December 31, 2025, provided that the recipient continues to provide services to the Company through the date achievement is certified by the Committee. Mr. Sirota was granted 753,769 RSUs and a CPA valued at $3,000,000; Mr. Olsen was granted 251,256 RSUs and a CPA valued at $1,000,000 and Ms. Schmidt was granted 157,035 RSUs and a CPA valued at $625,000.
Item 9.01    Financial Statement and Exhibits

(d)	Exhibits.

Exhibit		Description
	10.1	Altice USA 2017 Long Term Incentive Plan, Form of Cash Performance Award Agreement
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: March 22, 2023	By:	/s/ Michael E. Olsen
Michael E. Olsen
EVP, General Counsel and Secretary